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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  October 14, 1997


                            VIEWLOGIC SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


         0-19730                                   04-2830649
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 (Commission File Number)              (IRS Employer Identification No.)


293 Boston Rost Road West, Marlboro, Massachusetts                   01752-4615
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(Address of principal executive offices)                             (Zip Code)


                                (508) 480-0881
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              Registrant's Telephone Number, Including Area Code


                                Not Applicable
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            (Former Name or Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

     Viewlogic Systems, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Commission as an exhibit hereto the Company's press release dated October 15, 1997, announcing a definitive merger agreement with Synopsys, Inc. ("Synopsys"). The definitive merger agreement provides for an exchange ratio of .6521 of a share of the common stock of Synopsys for each outstanding share of common stock of Viewlogic and grants to Synopsys an option to acquire up to 19.9% of the issued and outstanding shares of common stock of Viewlogic at a cash exercise price of $28.00 per share.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 1997                      VIEWLOGIC SYSTEMS, INC.


                                             /s/ Ronald R. Benanto
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                                             By:     Ronald R. benanto
                                             Title:  Chief Financial Officer,
                                                     Senior Vice President
                                                     and Treasurer

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                                 EXHIBIT INDEX



 EXHIBIT NO.                                           DESCRIPTION
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     99                                               Press Release


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